EXHIBIT 99.2

Unaudited Pro Forma Financial Data

On December 20, 2005, Huntsman Corporation contributed to Huntsman International LLC (the “Company”) all of the outstanding equity of Huntsman Advanced Materials Holdings LLC (“AdMat Holdings”) (the “AdMat Contribution”).  As a result, AdMat Holdings and its subsidiaries have become subsidiaries of the Company (the “AdMat Consolidation”).  No consideration was paid by the Company to Huntsman Corporation in connection with the AdMat Contribution other than the issuance of additional equity to Huntsman Corporation.  The Company is owned, directly or indirectly, by Huntsman Corporation. AdMat Holdings was acquired by Huntsman Corporation on June 30, 2003 (“Date of Common Control”).

The pro forma statements of operations data for the nine months ended September 30, 2005 and the years ended December 31, 2004 and 2003 set forth below give effect to the AdMat Consolidation as if it had occurred on the Date of Common Control.  The pro forma balance sheet data set forth below give effect to the AdMat Consolidation as if it had occurred on September 30, 2005. The AdMat Consolidation will be accounted for as an exchange of shares between entities under common control similar to the pooling method.  The pro forma adjustments represent those adjustments required to achieve the pooling of interests effective as of the Date of Common Control.

On August 16, 2005, the Company completed a merger in which Huntsman LLC (“HLLC”) merged with and into the Company and the Company continued in existence as the surviving entity (the “HLLC Merger”).  At the same time, Huntsman International Holdings LLC (“HIH”) was also merged into the Company.  Prior to the HLLC Merger, all of the Company's membership interests were owned by HIH, and HIH was owned 58% by Huntsman Corporation and 42% by HLLC.  As a result of the HLLC Merger, all of the Company’s membership interests are now owned directly or indirectly by Huntsman Corporation.  The pro forma statements of operations for the years ended December 31, 2004 and 2003 give effect to the HLLC Merger as if it had occurred on May 1, 2003, the date that the Company and HLLC came under common control.  The pro forma statements of operations data for the years ended December 31, 2004 and 2003 also give effect to the merger of HIH with and into the Company as if it had occurred on January 1, 2003.  The pro forma statements of operations giving effect to the HLLC Merger and the merger of HIH with and into the Company were previously included in the Company’s Current Report on Form 8-K/A filed on October 14, 2005.

HUNTSMAN INTERNATIONAL LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2005

(in millions of dollars)

		Huntsman
		Advanced
	Huntsman	Materials
	International	Holdings	Pro Forma
	LLC	LLC	Adjustments		Pro Forma
Revenues	$8,909.0	$911.5	$(9.9	)(a)	$9,810.6

Cost of goods sold	7,624.4	690.5	(9.9	)(a)	8,305.0

Gross profit	1,284.6	221.0	—		1,505.6

Expenses:
Selling, general and administrative	392.5	103.7			496.2
Research and development	46.5	25.5			72.0
Other operating expense	32.7	23.4			56.1
Restructuring and plant closing costs (credits)	101.1	(0.6)			100.5
Total expenses	572.8	152.0	—		724.8

Operating income	711.8	69.0	—		780.8

Interest expense, net	(307.9)	(31.6)			(339.5)
Loss on accounts receivable securitization program	(8.9)	—			(8.9)
Equity in income of investments in unconsolidated affiliates	7.0	—			7.0
Other expense	(118.5)	(6.1)			(124.6)

Income from continuing operations before income taxes and minority interest	283.5	31.3	—		314.8

Income tax expense	(59.8)	(26.1)	11.1	(b)	(74.8)

Income from continuing operations before minority interest	223.7	5.2	11.1		240.0
Minority interest in subsidiaries’ income	(0.5)	(0.6)			(1.1)

Income from continuing operations	$223.2	$4.6	$11.1		$238.9

Notes to Pro Forma Adjustments

(a)         To eliminate sales between the Company and Huntsman Advanced Materials Holdings LLC.

(b)        To reflect incremental income tax adjustments relating to a tax sharing agreement between the Company and Huntsman Advanced Materials Holdings LLC.

HUNTSMAN INTERNATIONAL LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

(in millions of dollars)

						Huntsman
						Advanced
	Huntsman					Materials
	International	Huntsman	Pro Forma			Holdings	Pro Forma
	LLC	LLC (a)	Adjustments (a)		Subtotal (a)	LLC	Adjustments		Pro Forma
Revenues	$6,444.0	$4,191.6	$(363.8)	(b)	$10,271.8	$1,162.4	$(7.8	)(g)	$11,426.4

Cost of goods sold	5,611.3	3,875.9	(349.8)	(b)	9,137.4	895.5	(7.8	)(g)	10,025.1

Gross profit	832.7	315.7	(14.0)		1,134.4	266.9	—		1,401.3

Expenses:
Selling, general and administrative	367.7	154.2	(12.0)	(c)
			(2.4)	(d)	507.5	145.0			652.5
Research and development	40.9	20.6			61.5	34.6			96.1
Other operating income	(14.4)	(11.6)			(26.0)	(55.0)			(81.0)
Restructuring and plant closing costs	249.5	40.8			290.3	9.0			299.3
Total expenses	643.7	204.0	(14.4)		833.3	133.6	—		966.9

Operating income	189.0	111.7	0.4		301.1	133.3	—		434.4

Interest expense, net	(254.2)	(178.8)	(115.5	)(e)	(548.5)	(44.1)			(592.6)
Loss on accounts receivable securitization program	(15.6)	—			(15.6)	—			(15.6)
Equity in income of investments in unconsolidated affiliates	—	(95.8)	99.7	(f)	3.9	—			3.9
Other expense	(19.5)	(6.2)			(25.7)	—			(25.7)

(Loss) income from continuing operations before income taxes and minority interest	(100.3)	(169.1)	(15.4)		(284.8)	89.2	—		(195.6)

Income tax benefit (expense)	58.6	(7.8)			50.8	(36.0)	8.1	(h)	22.9

(Loss) income from continuing operations before minority interest	(41.7)	(176.9)	(15.4)		(234.0)	53.2	8.1		(172.7)
Minority interest in subsidiaries’ income	—	—	—		—	(1.0)			(1.0)

(Loss) income from continuing operations	$(41.7)	$(176.9)	$(15.4)		$(234.0)	$52.2	$8.1		$(173.7)

Notes to Pro Forma Adjustments

(a)         On August 16, 2005, the Company completed a merger in which Huntsman LLC (“HLLC”) merged with and into the Company and the Company continued in existence as the surviving entity (the “HLLC Merger”).  At the same time, Huntsman International Holdings LLC (“HIH”) was also merged into our Company.  Prior to the HLLC Merger, all of our membership interests were owned by HIH, and HIH was owned 58% by Huntsman Corporation and 42% by HLLC.  As a result of the HLLC Merger, all of the Company’s membership interests are now owned directly or indirectly by Huntsman Corporation.  These amounts give effect to the HLLC Merger.

(b)        To eliminate sales between the Company and HLLC.

(c)         To eliminate service charges from HLLC to the Company.

(d)        To give effect to the amortization of intangible asset step-down associated with HIH’s acquisition of the Company.

(e)         To record interest expense associated with HIH debt.

(f)           To eliminate HLLC equity in losses of the Company.

(g)        To eliminate sales between the Company and Huntsman Advanced Materials Holdings LLC.

(h)        To reflect incremental income tax adjustments relating to a tax sharing agreement between the Company and Huntsman Advanced Materials Holdings LLC.

HUNTSMAN INTERNATIONAL LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003

(in millions of dollars)

						Huntsman
						Advanced
	Huntsman					Materials
	International	Huntsman	Pro Forma			Holdings	Pro Forma
	LLC	LLC (a)	Adjustments (a)		Subtotal (a)	LLC (h)	Adjustments		Pro Forma
Revenues	$5,183.2	$3,233.6	$(177.9	)(b)
			(1,105.7	)(c)	$7,133.2	$517.8	$(4.7	)(g)	$7,646.3

Cost of goods sold	4,596.2	3,019.1	(168.5	)(b)
			(1,043.5	)(c)	6,403.3	437.5	(4.7	)(g)	6,836.1

Gross profit	587.0	214.5	(71.6)		729.9	80.3	—		810.2

Expenses:
Selling, general and administrative	368.0	143.9	(8.0	)(d)
			(50.0	)(c)	453.9	56.2			510.1
Research and development	49.4	22.0	(7.4	)(c)	64.0	22.8			86.8
Other operating income	(65.6)	(8.3)	5.4	(c)	(68.5)	(10.0)			(78.5)
Restructuring and plant closing costs (credits)	56.7	(1.7)			55.0	—			55.0
Total expenses	408.5	155.9	(60.0)		504.4	69.0	—		573.4

Operating income	178.5	58.6	(11.6)		225.5	11.3	—		236.8

Interest expense, net	(251.5)	(150.3)	(103.2	)(e)
			45.8	(c)	(459.2)	(21.3)			(480.5)
Loss on accounts receivable securitization program	(32.4)	—			(32.4)	—			(32.4)
Equity in income of investments in unconsolidated affiliates	—	(139.5)	141.2	(f)	1.7	—			1.7
Other expense	(1.3)	(0.9)	1.4	(c)	(0.8)	—			(0.8)

Loss from continuing operations before income taxes	(106.7)	(232.1)	73.6		(265.2)	(10.0)	—		(275.2)

Income tax expense	(21.6)	(16.1)			(37.7)	(3.3)			(41.0)

Loss from continuing operations	$(128.3)	$(248.2)	$73.6		$(302.9)	$(13.3)	$—		$(316.2)

Notes to Pro Forma Adjustments

(a)         On August 16, 2005, the Company completed a merger in which Huntsman LLC (“HLLC”) merged with and into the Company and the Company continued in existence as the surviving entity (the “HLLC Merger”).  At the same time, Huntsman International Holdings LLC (“HIH”) was also merged into our Company.  Prior to the HLLC Merger, all of our membership interests were owned by HIH, and HIH was owned 58% by Huntsman Corporation and 42% by HLLC.  As a result of the HLLC Merger, all of the Company’s membership interests are now owned directly or indirectly by Huntsman Corporation.  These amounts give effect to the HLLC Merger as of May 1, 2003, the date on which the Company and HLLC came under common control.

(b)        To eliminate sales between the Company and HLLC.

(c)         To eliminate the activity of HLLC prior to the date of common control, May 1, 2003.

(d)        To eliminate service charges from HLLC to the Company.

(e)         To record interest expense associated with HIH debt.

(f)           To eliminate HLLC equity in losses of the Company.

(g)        To eliminate sales between the Company and Huntsman Advanced Materials Holdings LLC.

(h)        Represents the results of Huntsman Advanced Materials Holdings LLC beginning on June 30, 2003, the date on which the Company and Huntsman Advanced Materials Holding LLC came under common control, through December 31, 2003.

HUNTSMAN INTERNATIONAL LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2005

(in millions of dollars)

		Huntsman
		Advanced
	Huntsman	Materials
	International	Holdings	Pro Forma
	LLC	LLC	Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$137.3	$51.0			$ 188.3
Accounts and notes receivable, net	1,206.3	207.8	$(4.5	)(a)	1,409.6
Inventories, net	1,140.7	194.6			1,335.3
Prepaid expenses	60.8	—			60.8
Deferred income taxes	10.9	1.1	0.8	(b)	12.8
Other current assets	21.0	12.5			33.5
Total current assets	2,577.0	467.0	(3.7)		3,040.3

Property plant and equipment, net	4,052.3	325.3			4,377.6
Investment in unconsolidated affiliates	174.5	—			174.5
Intangible assets, net	220.4	—			220.4
Goodwill	3.3	—			3.3
Deferred income taxes	30.2	36.4			66.6
Receivables from affiliates	5.2	—			5.2
Other noncurrent assets	600.9	17.3			618.2
Total assets	$7,663.8	$846.0	$(3.7)		$8,506.1

LIABILITIES AND MEMBER’S EQUITY
Accounts payable	$932.2	$84.9	$(4.5	)(a)	$1,012.6
Accrued liabilities	582.8	92.3	(17.6	)(b)	657.5
Deferred income taxes	7.8	6.1			13.9
Current portion of long-term debt	40.2	3.7			43.9
Total current liabilities	1,563.0	187.0	(22.1)		1,727.9

Long-term debt	4,122.0	274.8			4,396.8
Deferred income taxes	208.6	—			208.6
Other noncurrent liabilities	558.2	134.4			692.6
Total liabilities	6,451.8	596.2	(22.1)		7,025.9

Minority interest	18.5	2.9			21.4

Member’s equity:
Member’s equity	2,581.7	222.1			2,803.8
(Accumulated deficit) retained earnings	(1,368.9)	43.5	19.2	(b)	(1,306.2)
Accumulated other comprehensive loss	(19.3)	(18.7)	(0.8	)(b)	(38.8)
Total member’s equity	1,193.5	246.9	18.4		1,458.8

Total liabilities and member’s equity	$7,663.8	$846.0	$(3.7)		$8,506.1

Notes to Pro Forma Adjustments

(a)          To eliminate receivables and payables between the Company and Huntsman Advanced Materials Holdings LLC.

(b)         To reflect incremental income tax adjustments relating to a tax sharing agreement between the Company and Huntsman Advanced Materials Holdings LLC.